UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

POWERSHARES DB MULTI - SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB SILVER FUND

(Co-Registrant)

(Exact Name of Registrant as Specified in its Charter)

Delaware	87-0778072
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33234

(Commission File Number)

(800) 983-0903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

This Form 8-K is being filed for the purpose of including a tax opinion with respect to certain disclosures in the Prospectus dated March 8, 2018 filed with the Securities and Exchange Commission (the “Commission”) on March 8, 2018 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, relating to the registration statement on Form S-1 (Reg. No. 333-216691-01) filed with the Commission on March 14, 2017, of the PowerShares DB Silver Fund.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

8.1	Tax opinion of Morgan, Lewis & Bockius LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Principal Executive Officer and Manager

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
	Name:	Daniel Draper
	Title:	Principal Executive Officer and Manager

Date: March 8, 2018